March 4th, 2022

VIA EDGAR SUBMISSION

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:        The Prudential Variable Contract Account-24 (File No. 811-05053)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and The Prudential Variable Contract Account-24 (the “Account”), please accept this information concerning the filing of the annual reports made with the Commission by the underlying mutual funds and portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the dates indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual reports with respect to the funds and portfolios specified below:

Filer/Entity: The Prudential Series Fund (PSF PGIM 50/50 Balanced Portfolio; PSF PGIM Total Return Bond Portfolio; PSF PGIM Jennison Blend Portfolio; PSF PGIM Flexible Managed Portfolio; PSF Global Portfolio; PSF PGIM Government Income Portfolio; and PSF Stock Index Portfolio)

Registration No.:	811-03623
CIK No.:	0000711175
Date of Filing:	March 1, 2022

If you have any questions regarding this filing, please contact me at patrick.mcguinness@prudential.com

Sincerely,

/s/ Patrick McGuinness

Patrick McGuinness

Director & Corporate Counsel